TRANSAMERICA VARIABLE FUNDS

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement dated May 20, 2020

to the

Prospectus dated May 1, 2020

Effective May 1, 2020, (the "Soft Closure Date"), the following subaccount (the "Subaccount") was closed to investment by contract owners who did not have contract value allocated to the Subaccount as of April 30, 2020.

Effective July 1, 2020 (the "Closure Date"), the following subaccount (the "Subaccount") will be closed to all new investment.

SUBACCOUNT NAME	PORTFOLIO NAME
Transamerica Small Cap Core	Transamerica Small Cap Core

"Closed to new investments" means you cannot allocate additional amounts (either through transfers or additional premiums) to the Subaccount after the Closure Date. However, any assets allocated to the Subaccount as of the Closure Date may remain.

Please note: If you have given us allocation instructions for premium payments or other purposes directing us to invest in the Subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into the Subaccount.

If you do not provide new instructions transfers will not be processed and new instructions will be required.

Effective July 31, 2020 (the "Liquidation Date") due to the liquidation of its underlying portfolio listed above (the "Portfolio"), the Subaccount will be liquidated.

Prior to the Liquidation Date, you may transfer any contract value allocated to the Subaccount to another subaccount. This transfer will not count against the number of free transfers permitted annually.

If you still have contract value allocated to the Subaccount on the Liquidation Date, shares of the Portfolio held for you in the Subaccount will be exchanged for shares of the Government Money Market Fund (the "Money Market Portfolio"), of equal value on the Liquidation Date, and held in the Government Money Market Fund subaccount (the "Money Market Subaccount").

This Prospectus Supplement must be accompanied or preceded

by the above referenced Prospectus.